Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2020	2021	2022	2023	2024
Year ended December 31:
Total fee revenue	$9,499	$10,012	$9,606	$9,480	$10,156
Net interest income	2,200	1,905	2,544	2,759	2,923
Other income	4	110	(2)	(294)	(79)
Total revenue	11,703	12,027	12,148	11,945	13,000
Provision for credit losses	88	(33)	20	46	75
Total expenses	8,716	8,889	8,801	9,583	9,530
Income before income tax expense	2,899	3,171	3,327	2,316	3,395
Income tax expense	479	478	553	372	708
Net income	2,420	2,693	2,774	1,944	2,687
Net income available to common shareholders	$2,257	$2,572	$2,660	$1,821	$2,483
Per common share:
Diluted earnings per common share	$6.32	$7.19	$7.19	$5.58	$8.21
Average diluted common shares outstanding (in thousands)	357,106	357,962	370,109	326,568	302,226
Cash dividends declared per common share	$2.08	$2.18	$2.40	$2.64	$2.90
Closing price per share of common stock (at year end)	72.78	93.00	77.57	77.46	98.15
Average balance sheet:
Investment securities	$109,175	$111,730	$111,929	$105,765	$104,784
Total assets	269,334	299,743	286,430	274,696	311,723
Total deposits	193,225	235,404	222,874	205,111	225,611
Ratios and other metrics:
Return on average common equity	10.0%	10.7%	11.1%	8.2%	11.1%
Return on average tangible common equity(1)	16.7	17.2	17.4	13.3	17.9
Pre-tax margin	24.8	26.4	27.4	19.4	26.1
Pre-tax margin, excluding notable items(2)	26.3	27.6	28.4	26.4	27.6
Net interest margin, fully taxable-equivalent basis	0.97	0.74	1.03	1.20	1.10
Common equity tier 1 ratio(3)(4)	12.3	14.3	13.6	11.6	10.9
Tier 1 capital ratio(3)(4)	14.4	16.1	15.4	13.4	13.2
Total capital ratio(3)(4)	15.3	17.5	16.8	15.2	14.8
Tier 1 leverage ratio(3)	6.4	6.1	6.0	5.5	5.2
Supplementary leverage ratio(3)	8.1	7.4	7.0	6.2	6.2
Assets under custody and/or administration (in trillions)	$38.79	$43.68	$36.74	$41.81	$46.56
Assets under management (in trillions)	3.47	4.14	3.48	4.13	4.72

(1) Return on average tangible common equity is calculated by dividing the net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	2023	2024	YTD2024 vs. YTD2023

Fee revenue:
Back office services	$1,131	$1,164	$1,138	$1,128	$1,136	$1,146	$1,167	$1,184	5.0%	1.5%	$4,561	$4,633	1.6%
Middle office services	86	95	96	84	92	93	99	99	17.9	—	361	383	6.1
Servicing fees	1,217	1,259	1,234	1,212	1,228	1,239	1,266	1,283	5.9	1.3	4,922	5,016	1.9
Management fees	457	461	479	479	510	511	527	576	20.3	9.3	1,876	2,124	13.2
Foreign exchange trading services	342	303	313	307	331	336	374	360	17.3	(3.7)	1,265	1,401	10.8
Securities finance	109	117	103	97	96	108	116	118	21.6	1.7	426	438	2.8
Front office software and data	109	162	130	179	144	152	146	197	10.1	34.9	580	639	10.2
Lending related and other fees	56	59	58	58	63	62	62	62	6.9	—	231	249	7.8
Software and processing fees	165	221	188	237	207	214	208	259	9.3	24.5	811	888	9.5
Other fee revenue	45	58	44	33	50	48	125	66	nm	(47.2)	180	289	60.6
Total fee revenue	2,335	2,419	2,361	2,365	2,422	2,456	2,616	2,662	12.6	1.8	9,480	10,156	7.1
Net interest income:
Interest income	2,027	2,232	2,328	2,593	2,889	2,998	3,081	3,009	16.0	(2.3)	9,180	11,977	30.5
Interest expense	1,261	1,541	1,704	1,915	2,173	2,263	2,358	2,260	18.0	(4.2)	6,421	9,054	41.0
Net interest income	766	691	624	678	716	735	723	749	10.5	3.6	2,759	2,923	5.9
Other income:
Gains (losses) related to investment securities, net	—	—	(294)	—	—	—	(80)	1	nm	nm	(294)	(79)	73.1
Total other income	—	—	(294)	—	—	—	(80)	1	nm	nm	(294)	(79)	73.1
Total revenue	3,101	3,110	2,691	3,043	3,138	3,191	3,259	3,412	12.1	4.7	11,945	13,000	8.8
Provision for credit losses	44	(18)	—	20	27	10	26	12	(40.0)	(53.8)	46	75	63.0
Expenses:
Compensation and employee benefits	1,292	1,123	1,082	1,247	1,252	1,099	1,134	1,212	(2.8)	6.9	4,744	4,697	(1.0)
Information systems and communications	414	405	411	473	432	454	463	480	1.5	3.7	1,703	1,829	7.4
Transaction processing services	239	235	241	242	248	250	255	245	1.2	(3.9)	957	998	4.3
Occupancy	94	103	101	128	103	106	105	123	(3.9)	17.1	426	437	2.6
Acquisition and restructuring costs	—	—	—	(15)	—	—	—	—	nm	—	(15)	—	nm
Amortization of other intangible assets	60	60	60	59	60	60	56	54	(8.5)	(3.6)	239	230	(3.8)
Other	270	286	285	688	418	300	295	326	(52.6)	10.5	1,529	1,339	(12.4)
Total expenses	2,369	2,212	2,180	2,822	2,513	2,269	2,308	2,440	(13.5)	5.7	9,583	9,530	(0.6)
Income before income tax expense	688	916	511	201	598	912	925	960	nm	3.8	2,316	3,395	46.6
Income tax expense	139	153	89	(9)	135	201	195	177	nm	(9.2)	372	708	90.3
Net income	$549	$763	$422	$210	$463	$711	$730	$783	nm	7.3	$1,944	$2,687	38.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23		4Q24 vs. 3Q24		2023	2024	YTD2024 vs. YTD2023
Adjustments to net income:
Dividends on preferred stock	$(23)	$(37)	$(24)	$(38)	$(45)	$(55)	$(48)	$(54)	(42.1)%		(12.5)%		$(122)	$(202)	(65.6)%
Earnings allocated to participating securities	(1)	—	—	—	—	(1)	—	(1)	nm		nm		(1)	(2)	nm
Net income available to common shareholders	$525	$726	$398	$172	$418	$655	$682	$728	nm		6.7		$1,821	$2,483	36.4
Per common share:
Basic earnings	$1.54	$2.20	$1.27	0.56	$1.38	$2.18	$2.29	$2.50	nm		9.2		$5.65	$8.33	47.4
Diluted earnings	1.52	2.17	1.25	0.55	1.37	2.15	2.26	2.46	nm		8.8		5.58	8.21	47.1
Average common shares outstanding (in thousands):
Basic	341,106	329,383	313,147	306,198	301,991	300,564	297,365	291,686	(4.7)		(1.9)		322,337	297,883	(7.6)
Diluted	345,472	333,540	317,329	310,419	305,943	304,765	301,847	296,420	(4.5)		(1.8)		326,568	302,226	(7.5)
Cash dividends declared per common share	$0.63	$0.63	$0.69	$0.69	$0.69	$0.69	$0.76	$0.76	10.1		—		$2.64	$2.90	9.8
Closing price per share of common stock (as of quarter end)	75.69	73.18	66.96	77.46	77.32	74.00	88.47	98.15	26.7		10.9		77.46	98.15	26.7
Book value per common share	$67.69	$69.01	$70.14	$72.27	$72.85	$74.50	$78.22	$77.95	7.9		(0.3)		$72.27	$77.95	7.9
Tangible book value per common share(1)	42.34	42.68	43.07	44.22	45.06	46.10	49.22	49.14	11.1		(0.2)		44.22	49.14	11.1
Balance sheet averages:
Investment securities	$107,089	$107,550	$104,995	$103,474	$101,318	$105,098	$107,364	$105,322	1.8		(1.9)		$105,765	$104,784	(0.9)
Total assets	277,492	274,972	267,727	278,659	298,570	306,298	314,640	327,181	17.4		4.0		274,696	311,723	13.5
Total deposits	210,320	205,831	197,869	206,544	218,892	220,881	225,482	237,066	14.8		5.1		205,111	225,611	10.0
Ratios and other metrics:
Effective tax rate	20.2%	16.7%	17.4%	(4.4)%	22.5%	22.1%	21.1%	18.4%	22.8%	pts	(2.7)%	pts	16.1%	20.8%	4.7%	pts
Return on average common equity	9.3	13.0	7.3	3.1	7.7	11.9	12.0	12.7	9.6		0.7		8.2	11.1	2.9
Return on average tangible common equity(2)	14.6	20.9	12.0	5.1	12.4	19.3	19.3	20.3	15.2		1.0		13.3	17.9	4.6
Pre-tax margin	22.2	29.5	19.0	6.6	19.1	28.6	28.4	28.1	21.5		(0.3)		19.4	26.1	6.7
Pre-tax margin, excluding notable items(3)	22.2	29.5	27.0	27.0	23.2	28.6	28.4	29.8	2.8		1.4		26.4	27.6	1.2
Net interest margin, fully taxable-equivalent basis	1.31	1.19	1.12	1.16	1.13	1.13	1.07	1.07	(0.1)		—		1.20	1.10	(0.1)
Common equity tier 1 ratio(4)(5)	12.1	11.8	11.0	11.6	11.1	11.2	11.6	10.9	(0.7)		(0.7)		11.6	10.9	(0.7)
Tier 1 capital ratio(4)(5)	13.8	13.6	12.7	13.4	13.2	13.3	13.9	13.2	(0.2)		(0.7)		13.4	13.2	(0.2)
Total capital ratio(4)(5)	15.2	14.9	14.0	15.2	14.9	15.0	15.6	14.8	(0.4)		(0.8)		15.2	14.8	(0.4)
Tier 1 leverage ratio(4)	6.0	5.8	5.8	5.5	5.4	5.3	5.5	5.2	(0.3)		(0.3)		5.5	5.2	(0.3)
Supplementary leverage ratio(4)	6.8	6.4	6.3	6.2	6.5	6.3	6.4	6.2	—		(0.2)		6.2	6.2	—
Assets under custody and/or administration (in billions)	$37,635	$39,589	$40,017	$41,810	$43,912	$44,312	$46,759	$46,557	11.4%		(0.4)%		$41,810	$46,557	11.4%
Assets under management (in billions)	3,613	3,787	3,672	4,102	4,299	4,369	4,732	4,715	14.9		(0.4)		4,102	4,715	14.9
Average securities on loan(6)	355,150	298,145	283,855	283,048	301,247	334,675	349,113	354,372	25.2		1.5		304,794	334,944	9.9

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on average tangible common equity is calculated by dividing annualized net income available to common shareholders (GAAP-basis) for the relevant period by average tangible common equity (non-GAAP). Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly return on average tangible common equity calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of December 31, 2024 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) End-of-period securities on loan were $362,438 million, $290,515 million, $280,408 million and $293,331 million at March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, respectively, and $339,940 million, $339,111 million, $378,713 million and $327,389 million at March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of								% Change
(Dollars in millions, except per share amounts)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Assets:
Cash and due from banks	$3,698	$3,930	$4,009	$4,047	$3,413	$2,898	$4,067	$3,145	(22.3)%	(22.7)%
Interest-bearing deposits with banks, net	87,935	86,048	76,756	87,665	125,486	99,876	105,121	112,957	28.9	7.5
Securities purchased under resale agreements	1,134	1,668	1,816	6,692	7,489	6,340	8,334	6,679	(0.2)	(19.9)
Trading account assets	695	715	725	773	760	780	802	768	(0.6)	(4.2)
Investment securities:
Investment securities available-for-sale, net	42,841	43,046	41,546	44,526	48,640	56,755	56,853	58,895	32.3	3.6
Investment securities held-to-maturity, net(1)	65,027	63,510	61,956	57,117	52,914	51,051	49,477	47,727	(16.4)	(3.5)
Total investment securities	107,868	106,556	103,502	101,643	101,554	107,806	106,330	106,622	4.9	0.3
Loans	33,916	34,123	35,436	36,631	38,635	39,376	41,961	43,200	17.9	3.0
Allowance for credit losses on loans(2)	115	120	119	135	135	136	162	174	28.9	7.4
Loans, net	33,801	34,003	35,317	36,496	38,500	39,240	41,799	43,026	17.9	2.9
Premises and equipment, net(3)	2,337	2,349	2,334	2,399	2,479	2,539	2,621	2,715	13.2	3.6
Accrued interest and fees receivable	3,570	3,732	3,874	3,806	4,014	4,066	4,160	4,034	6.0	(3.0)
Goodwill	7,530	7,544	7,487	7,611	7,582	7,751	7,833	7,691	1.1	(1.8)
Other intangible assets	1,493	1,435	1,363	1,320	1,258	1,209	1,166	1,089	(17.5)	(6.6)
Other assets	40,755	46,581	47,232	44,806	45,468	53,098	56,248	64,514	44.0	14.7
Total assets	$290,816	$294,561	$284,415	$297,258	$338,003	$325,603	$338,481	$353,240	18.8	4.4
Liabilities:
Deposits:
Non-interest-bearing	$45,856	$36,455	$35,824	$32,569	$37,367	$34,519	$31,448	$33,180	1.9	5.5
Interest-bearing - U.S.	108,623	122,676	118,561	121,738	148,485	140,983	145,527	166,483	36.8	14.4
Interest-bearing - Non-U.S.	69,152	63,185	58,616	66,663	66,032	63,658	70,454	62,257	(6.6)	(11.6)
Total deposits(4)	223,631	222,316	213,001	220,970	251,884	239,160	247,429	261,920	18.5	5.9
Securities sold under repurchase agreements	3,695	4,294	3,097	1,867	3,576	2,716	2,119	3,681	97.2	73.7
Other short-term borrowings	8	53	8	3,660	11,541	13,571	10,018	9,840	nm	(1.8)
Accrued expenses and other liabilities	22,427	26,516	26,124	28,123	26,823	25,657	32,185	29,201	3.8	(9.3)
Long-term debt	16,305	17,178	18,564	18,839	19,746	19,737	20,902	23,272	23.5	11.3
Total liabilities	266,066	270,357	260,794	273,459	313,570	300,841	312,653	327,914	19.9	4.9
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	—	—	—	—	nm	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	—	—	—	—	nm	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	—	—	nm	—
Series I, 15,000 shares issued and outstanding	—	—	—	—	1,481	1,481	1,481	1,481	nm	—
Series J, 8,500 shares issued and outstanding	—	—	—	—	—	—	842	842	nm	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	504	504	—	—
Surplus	10,724	10,729	10,735	10,741	10,724	10,721	10,723	10,722	(0.2)	—
Retained earnings	27,342	27,808	27,993	27,957	28,166	28,615	29,073	29,582	5.8	1.8
Accumulated other comprehensive income (loss)	(3,272)	(3,258)	(3,045)	(2,354)	(2,369)	(2,314)	(1,625)	(2,100)	10.8	(29.2)
Treasury stock, at cost(7)	(12,524)	(13,555)	(14,542)	(15,025)	(15,060)	(15,232)	(15,663)	(16,198)	(7.8)	(3.4)
Total shareholders' equity	24,750	24,204	23,621	23,799	24,433	24,762	25,828	25,326	6.4	(1.9)
Total liabilities and equity	$290,816	$294,561	$284,415	$297,258	$338,003	$325,603	$338,481	$353,240	18.8	4.4

(1) Fair value of investment securities held-to-maturity	$59,139	$56,863	$54,121	$51,503	$46,823	$44,916	$44,925	$41,906
(2) Total allowance for credit losses including off-balance sheet commitments	162	136	134	150	146	145	171	183
(3) Accumulated depreciation for premises and equipment	5,918	6,035	6,148	6,062	6,193	6,318	6,400	6,461
(4) Average total deposits	210,320	205,831	197,869	206,544	218,892	220,881	225,482	237,066
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	336,461,072	322,101,110	308,583,511	301,944,043	301,504,470	299,231,005	294,191,001	288,766,452
(7) Treasury stock shares	167,418,570	181,778,532	195,296,131	201,935,599	202,375,172	204,648,637	209,688,641	215,113,190
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters																% Change
	1Q23		2Q23		3Q23		4Q23		1Q24		2Q24		3Q24		4Q24		4Q24 vs. 4Q23	4Q24 vs. 3Q24
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$77,220	3.37%	$69,079	4.05%	$62,514	4.40%	$70,873	4.69%	$90,230	4.45%	$87,894	4.25%	$86,884	4.02%	$90,018	3.67%	27.0%	3.6%
Securities purchased under resale agreements(2)	1,643	18.94	1,634	19.82	1,639	15.75	2,138	16.56	6,118	10.97	6,558	10.17	6,991	10.44	7,480	9.04	nm	7.0
Trading account assets	667	—	704	—	728	—	745	—	767	—	779	—	788	—	795	—	6.7	0.9
Investment securities:
Investment securities available-for-sale, net	42,101	3.31	43,409	3.76	42,341	4.39	43,537	4.84	46,497	4.93	53,204	5.06	57,302	5.13	57,205	4.90	31.4	(0.2)
Investment securities held-to-maturity, net	64,988	1.97	64,141	1.99	62,654	2.00	59,937	2.05	54,821	2.14	51,894	2.14	50,062	2.12	48,117	2.11	(19.7)	(3.9)
Total investment securities	107,089	2.50	107,550	2.71	104,995	2.97	103,474	3.23	101,318	3.42	105,098	3.62	107,364	3.73	105,322	3.63	1.8	(1.9)
Loans(3)	33,517	4.80	34,235	5.18	34,525	5.65	36,887	5.72	37,747	5.82	38,703	5.85	39,782	5.79	42,377	5.48	14.9	6.5
Other interest-earning assets	17,393	5.71	18,783	6.09	18,089	6.60	18,117	6.59	18,153	6.92	22,708	6.92	27,697	6.35	32,534	5.76	79.6	17.5
Total interest-earning assets	237,529	3.46	231,985	3.86	222,490	4.16	232,234	4.43	254,333	4.57	261,740	4.61	269,506	4.55	278,526	4.30	19.9	3.3
Cash and due from banks	3,639		3,893		3,742		4,418		4,608		2,861		3,417		3,811		(13.7)	11.5
Other non-interest-earning assets	36,324		39,094		41,495		42,007		39,629		41,697		41,717		44,844		6.8	7.5
Total assets	$277,492		$274,972		$267,727		$278,659		$298,570		$306,298		$314,640		$327,181		17.4	4.0
Liabilities:
Interest-bearing deposits:
U.S.	$105,261	3.00%	$109,015	3.48%	$110,343	3.83%	$116,077	4.06%	$129,846	4.22%	$132,162	4.15%	$135,440	4.16%	$146,040	3.79%	25.8	7.8
Non-U.S.	66,356	1.07	64,838	1.54	58,808	1.80	60,856	2.11	62,087	1.80	63,767	1.72	65,824	1.70	64,871	1.62	6.6	(1.4)
Total interest-bearing deposits(4)	171,617	2.25	173,853	2.75	169,151	3.13	176,933	3.39	191,933	3.44	195,929	3.36	201,264	3.35	210,911	3.12	19.2	4.8
Securities sold under repurchase agreements	4,409	0.84	4,266	1.25	3,908	0.61	3,048	0.70	3,122	5.06	3,404	5.07	2,193	4.98	3,937	4.67	29.2	79.5
Federal funds purchased	—	—	—	—	—	—	1	5.48	—	—	—	—	—	—	—	—	nm	—
Other short-term borrowings	1,278	3.78	1,965	4.11	324	2.68	1,183	3.11	8,314	4.85	13,073	5.15	13,639	5.16	10,656	4.96	nm	(21.9)
Long-term debt	15,865	4.64	16,735	5.00	18,117	5.33	18,663	5.43	18,944	5.44	19,694	5.44	20,258	5.27	22,658	5.18	21.4	11.8
Other interest-bearing liabilities	3,078	13.49	3,595	11.74	4,267	11.37	4,606	11.66	4,430	12.29	4,753	12.57	5,238	14.41	4,873	10.93	5.8	(7.0)
Total interest-bearing liabilities	196,247	2.61	200,414	3.09	195,767	3.45	204,434	3.72	226,743	3.85	236,853	3.84	242,592	3.87	253,035	3.55	23.8	4.3
Non-interest-bearing deposits(5)	38,703		31,978		28,718		29,611		26,959		24,952		24,218		26,155		(11.7)	8.0
Other non-interest-bearing liabilities	17,691		18,195		19,516		20,855		20,233		19,964		22,119		22,431		7.6	1.4
Preferred shareholders' equity	1,976		1,976		1,976		1,976		2,785		2,468		3,020		2,816		42.5	(6.8)
Common shareholders' equity	22,875		22,409		21,750		21,783		21,850		22,061		22,691		22,744		4.4	0.2
Total liabilities and shareholders' equity	$277,492		$274,972		$267,727		$278,659		$298,570		$306,298		$314,640		$327,181		17.4	4.0

Total deposits	$210,320		$205,831		$197,869		$206,544		$218,892		$220,881		$225,482		$237,066		14.8	5.1

Excess of rate earned over rate paid		0.86%		0.77%		0.70%		0.71%		0.72%		0.77%		0.68%		0.74%
Net interest margin		1.31%		1.19%		1.12%		1.16%		1.13%		1.13%		1.07%		1.07%
Net interest income, fully taxable-equivalent basis		$768		$691		$626		$679		$717		$736		$724		$749
Tax-equivalent adjustment		(2)		—		(2)		(1)		(1)		(1)		(1)		—
Net interest income, GAAP-basis(4)		$766		$691		$624		$678		$716		$735		$723		$749

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $117 billion, $140 billion, $138 billion and $167 billion in the first, second, third and fourth quarters of 2023, respectively, and approximately $172 billion, $180 billion, $201 billion and $212 billion in the first, second, third and fourth quarters of 2024, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.26%, 0.23%, 0.19% and 0.21% in the first, second, third and fourth quarters of 2023, respectively, and approximately 0.38%, 0.36%, 0.35% and 0.31% in the first, second, third and fourth quarters of 2024, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $33,422 million, $34,124 million, $34,407 million and $36,771 million in the first, second, third and fourth quarters of 2023 and approximately $37,626 million, $38,573 million, $39,645 million and $42,214 million in the first, second, third and fourth quarters of 2024, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($5) million, $22 million, $24 million and $13 million in the first, second, third and fourth quarters of 2023, respectively, and approximately ($49) million, ($64) million, ($82) million and ($80) million in the first, second, third and fourth quarters of 2024, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 2.26%, 2.70%, 3.07% and 3.36% in the first, second, third and fourth quarters of 2023, respectively, and approximately 3.54%, 3.49%, 3.52% and 3.27% in the first, second, third and fourth quarters of 2024, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2023 and 2024, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2023		2024		YTD2024 vs YTD2023
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$69,883	4.11%	$88,754	4.09%	27.0%
Securities purchased under resale agreements(2)	1,764	17.67	6,789	10.10	nm
Trading account assets	711	—	782	—	10.0
Investment securities:
Investment securities available-for-sale, net	42,850	4.08	53,572	5.01	25.0
Investment securities held-to-maturity, net	62,915	2.01	51,212	2.13	(18.6)
Total investment securities	105,765	2.85	104,784	3.60	(0.9)
Loans(3)	34,800	5.35	39,660	5.73	14.0
Other interest-earning assets	18,098	6.25	25,300	6.39	39.8
Total interest-earning assets	231,021	3.98	266,069	4.50	15.2
Cash and due from banks	3,925		3,674		(6.4)
Other non-interest-earning assets	39,750		41,980		5.6
Total assets	$274,696		$311,723		13.5
Liabilities:
Interest-bearing deposits:
U.S.	$110,204	3.61	$135,898	4.07	23.3
Non-U.S.	62,689	1.62	64,144	1.71	2.3
Total interest-bearing deposits(4)	172,893	2.89	200,042	3.31	15.7
Securities sold under repurchase agreements	3,904	0.87	3,163	4.93	(19.0)
Federal funds purchased	65	4.82	—	—	nm
Other short-term borrowings	1,120	3.60	11,425	5.05	nm
Long-term debt	17,355	5.12	20,394	5.32	17.5
Other interest-bearing liabilities	3,891	11.96	4,826	12.59	24.0
Total interest-bearing liabilities	199,228	3.22	239,850	3.77	20.4
Non-interest-bearing deposits(5)	32,218		25,569		(20.6)
Other non-interest-bearing liabilities	19,073		21,192		11.1
Preferred shareholders' equity	1,976		2,773		40.3
Common shareholders' equity	22,201		22,339		0.6
Total liabilities and shareholders' equity	$274,696		$311,723		13.5

Total deposits	$205,111		$225,611		10.0

Excess of rate earned over rate paid		0.75%		0.73%
Net interest margin		1.20%		1.10%
Net interest income, fully taxable-equivalent basis		$2,764		$2,926
Tax-equivalent adjustment		(5)		(3)
Net interest income, GAAP-basis(4)		$2,759		$2,923

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $140 billion and $191 billion as of December 31, 2023 and 2024, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.22% and 0.46% for the years ended December 31, 2023 and 2024, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of December 31, 2023 and 2024 was approximately $34,689 million and $39,522 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately $54 million and ($274) million for the years ended December 31, 2023 and 2024, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 2.86% and 3.45% for the years ended December 31, 2023 and 2024, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	4Q24
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$40,424	4.73%	$26,655	3.15%	$6,409	4.80%	$16,530	1.44%	$90,018	3.67%
Total investment securities	86,269	3.57	7,763	2.64	4,813	4.72	6,477	4.69	105,322	3.63
Loans	34,448	5.49	6,126	5.17	1,272	6.59	531	5.37	42,377	5.48
Total other interest-earning assets(2)	37,934	6.41	69	3.62	46	7.24	2,760	4.06	40,809	6.25
Total interest-earning assets	$199,075	4.67	$40,613	3.36	$12,540	4.95	$26,298	2.59	$278,526	4.30

Total interest-bearing deposits(3)(4)	$144,667	4.00	$33,589	1.94	$11,250	1.94	$21,405	(0.35)	$210,911	3.12

Central Bank Rate(5)		4.81		3.24		4.85

	3Q24
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$35,838	5.57%	$25,168	3.63%	$6,469	5.06%	$19,409	1.30%	$86,884	4.02%
Total investment securities	87,088	3.73	8,488	2.71	5,035	4.33	6,753	4.47	107,364	3.73
Loans	31,965	5.85	6,028	5.40	1,236	6.44	553	5.17	39,782	5.79
Total other interest-earning assets(2)	32,435	7.33	242	2.89	205	4.66	2,594	3.63	35,476	7.01
Total interest-earning assets	$187,326	5.06	$39,926	3.70	$12,945	4.89	$29,309	2.31	$269,506	4.55

Total interest-bearing deposits(3)(4)	$133,961	4.41	$34,286	2.17	$11,605	1.84	$21,412	(0.52)	$201,264	3.35

Central Bank Rate(5)		5.43		3.70		5.08

	4Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$34,767	5.55%	$19,626	4.05%	$6,171	5.12%	$10,309	2.74%	$70,873	4.69%
Total investment securities	83,798	3.27	8,694	2.31	4,245	3.20	6,737	3.81	103,474	3.23
Loans	29,834	5.67	5,197	5.82	1,223	6.95	633	4.80	36,887	5.72
Total other interest-earning assets(2)	18,356	7.95	201	4.22	54	5.62	2,389	3.23	21,000	7.37
Total interest-earning assets	$166,755	4.68	$33,718	3.87	$11,693	4.61	$20,068	3.21	$232,234	4.43

Total interest-bearing deposits(3)(4)	$113,890	4.32	$31,306	2.07	$11,010	1.59	$20,727	1.19	$176,933	3.39

Central Bank Rate(5)		5.50		4.00		5.25

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q23		2Q23		3Q23		4Q23		1Q24		2Q24		3Q24		4Q24
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$23.1	2.74%	$24.0	3.20%	$23.2	3.82%	$23.1	4.25%	$25.1	4.44%	$31.4	4.73%	$35.0	4.89%	$35.3	4.59%
U.S. Treasury direct obligations	7.7	3.16	7.7	3.82	7.4	4.73	8.1	4.85	9.6	5.11	15.6	5.27	18.7	5.12	20.4	4.95
Non-U.S. sovereign, supranational and non-U.S. agency	15.4	2.47	16.3	2.88	15.8	3.37	15.0	3.92	15.5	4.03	15.8	4.20	16.3	4.63	14.9	4.11
Asset-backed securities	5.9	4.43	5.8	5.06	5.9	5.63	6.6	5.67	6.9	5.61	7.2	5.68	7.6	5.53	8.1	5.41
Mortgage-backed securities	2.2	3.72	2.9	4.53	3.7	4.88	4.7	5.52	5.6	5.44	5.9	5.48	6.2	5.36	6.3	5.36
CMBS	6.9	4.60	6.6	5.26	6.1	5.73	5.9	5.88	5.6	5.81	5.4	5.75	5.1	5.81	4.5	5.55
Other	4.0	2.65	4.1	2.27	3.4	4.28	3.2	4.47	3.3	4.63	3.3	4.85	3.4	5.12	3.0	5.20
Total available-for-sale portfolio	$42.1	3.31	$43.4	3.76	$42.3	4.39	$43.5	4.84	$46.5	4.93	$53.2	5.06	$57.3	5.13	$57.2	4.90

	1Q23		2Q23		3Q23		4Q23		1Q24		2Q24		3Q24		4Q24
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$18.8	0.88%	$18.9	0.88%	$18.5	0.87%	$16.9	0.92%	$12.7	0.96%	$10.8	0.88%	$10.1	0.82%	$9.3	0.76%
U.S. Treasury direct obligations	11.7	0.98	11.8	0.99	11.8	0.99	10.9	1.02	7.4	1.07	6.1	0.90	5.7	0.76	5.4	0.68
Non-U.S. sovereign, supranational and non-U.S. agency	7.1	0.67	7.1	0.70	6.7	0.67	6.0	0.73	5.3	0.80	4.7	0.84	4.4	0.90	3.9	0.88
Asset-backed securities	3.8	5.37	3.7	5.73	3.5	6.02	3.4	6.19	3.1	6.15	3.0	6.15	2.7	6.21	2.5	5.92
Mortgage-backed securities	37.1	2.23	36.3	2.22	35.4	2.21	34.4	2.22	33.8	2.25	32.9	2.23	32.1	2.22	31.1	2.24
CMBS	5.3	1.93	5.2	1.94	5.3	1.94	5.2	1.93	5.2	1.93	5.2	1.91	5.2	1.91	5.2	1.90
Total held-for-maturity portfolio	$65.0	1.97	$64.1	1.99	$62.7	2.00	$59.9	2.05	$54.8	2.14	$51.9	2.14	$50.1	2.12	$48.1	2.11

Total investment securities	$107.1	2.50	$107.5	2.71	$105.0	2.97	$103.4	3.23	$101.3	3.42	$105.1	3.62	$107.4	3.73	$105.3	3.63

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	63%	22%	14%	—%	1%	—%	$37.5	63.7%	$(29)	95% / 5%
U.S. Treasury direct obligations	100	—	—	—	—	—	23.6	62.9	(14)	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	59	37	—	3	1	13.9	37.1	(15)	78% / 22%
Asset-backed securities	—	95	5	—	—	—	7.9	13.4	14	0% / 100%
Mortgage-backed securities	100	—	—	—	—	—	6.2	10.5	(101)	100% / 0%
CMBS	100	—	—	—	—	—	4.4	7.5	(29)	5% / 95%
Other	—	9	23	56	12	—	2.9	4.9	33	69% / 31%
Total available-for-sale portfolio	58%	27%	11%	3%	1%	—%	$58.9	100.0%	$(112)	75% / 25%

Fair Value	$34.1	$16.1	$6.2	$1.6	$0.7	$0.2

	UST/AGY	AAA	AA	A	BBB	<BBB	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	60%	23%	17%	—%	—%	—%	$9.1	19.1%	$(121)	100% / 0%
U.S. Treasury direct obligations	100	—	—	—	—	—	5.4	59.3	(55)	100% / 0%
Non-U.S. sovereign, supranational and non-U.S. agency	—	57	43	—	—	—	3.7	40.7	(66)	100% / 0%
Asset-backed securities	—	25	69	4	—	2	2.5	5.2	(26)	5% / 95%
Mortgage-backed securities	100	—	—	—	—	—	30.9	64.8	(4,999)	100% / 0%
CMBS	100	—	—	—	—	—	5.2	10.9	(675)	97% / 3%
Total held-for-maturity portfolio	87%	6%	7%	—%	—%	—%	$47.7	100.0%	$(5,821)	95% / 5%

Amortized Cost	$41.5	$2.7	$3.3	$0.1	$—	$0.1

Total Investment Securities(3)							$106.6			84% / 16%

(1) At December 31, 2024, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $83 million, after-tax unrealized loss on securities held-to-maturity of $4,309 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $376 million.

(2) At December 31, 2024, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $23 million or 0.02% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of December 31, 2024, approximately 86% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters								% Change
(Dollars in millions)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Allowance for credit losses:
Beginning balance	$121	$162	$136	$134	$150	$146	$145	$171	27.6%	17.9%
Provision for credit losses (funded commitments)	21	12	1	20	31	12	26	12	(40.0)	(53.8)
Provision for credit losses (unfunded commitments)	(7)	(1)	(1)	—	(4)	(2)	—	—	—	—
Provision for credit losses (investment securities and all other)	30	(29)	—	—	—	—	—	—	—	—
Total provision	44	(18)	—	20	27	10	26	12	(40.0)	(53.8)
Charge-offs	(3)	(8)	(2)	(4)	(31)	(11)	—	—	nm	—
Ending balance(1)	$162	$136	$134	$150	$146	$145	$171	$183	22.0	7.0

Allowance for credit losses:
Loans	$115	$120	$119	$135	$135	$136	$162	$174	28.9	7.4
Investment securities	2	—	1	1	1	1	1	—	nm	nm
Unfunded (off-balance sheet) commitments	16	15	14	14	10	8	8	9	(35.7)	12.5
All other	29	1	—	—	—	—	—	—	—	—
Ending balance(1)	$162	$136	$134	$150	$146	$145	$171	$183	22.0	7.0

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$12,748	$13,210	$13,145	$14,070	$14,694	$14,573	$15,253	$15,266	8.5%	0.1%
Mutual funds	10,077	10,438	10,313	11,009	11,552	11,645	12,223	12,301	11.7	0.6
Pension products	7,871	8,037	8,255	8,352	8,800	8,916	9,339	9,386	12.4	0.5
Insurance and other products	6,939	7,904	8,304	8,379	8,866	9,178	9,944	9,604	14.6	(3.4)
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	$44,312	$46,759	$46,557	11.4	(0.4)
By Asset Class:
Equities	$20,966	$22,454	$22,971	$24,317	$25,909	$26,291	$27,715	$27,535	13.2	(0.6)
Fixed-Income	10,645	10,812	10,688	11,043	11,368	11,303	12,027	11,933	8.1	(0.8)
Short-term and other investments(2)	6,024	6,323	6,358	6,450	6,635	6,718	7,017	7,089	9.9	1.0
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	$44,312	$46,759	$46,557	11.4	(0.4)
By Geographic Location(3):
Americas	$27,599	$28,220	$28,237	$29,951	$31,610	$31,763	$33,460	$33,284	11.1	(0.5)
Europe/Middle East/Africa	7,396	8,658	8,987	8,913	9,207	9,406	10,214	10,179	14.2	(0.3)
Asia/Pacific	2,640	2,711	2,793	2,946	3,095	3,143	3,085	3,094	5.0	0.3
Total Assets Under Custody and/or Administration	$37,635	$39,589	$40,017	$41,810	$43,912	$44,312	$46,759	$46,557	11.4	(0.4)
Assets Under Custody(4)
By Product Classification:
Collective funds, including ETFs	$10,935	$11,331	$11,250	$12,101	$12,717	$12,570	$13,122	$13,162	8.8	0.3
Mutual funds	8,157	8,447	8,364	8,905	9,309	9,360	9,806	9,887	11.0	0.8
Pension products	6,355	6,485	6,679	6,825	7,235	7,333	7,693	7,737	13.4	0.6
Insurance and other products	2,706	2,778	2,820	2,784	2,898	2,898	3,046	3,019	8.4	(0.9)
Total Assets Under Custody	$28,153	$29,041	$29,113	$30,615	$32,159	$32,161	$33,667	$33,805	10.4	0.4
By Geographic Location(3):
Americas	$21,019	$21,708	$21,578	$22,904	$24,241	$24,211	$25,386	$25,491	11.3	0.4
Europe/Middle East/Africa	5,039	5,153	5,273	5,302	5,380	5,361	5,715	5,740	8.3	0.4
Asia-Pacific	2,095	2,180	2,262	2,409	2,538	2,589	2,566	2,574	6.8	0.3
Total Assets Under Custody	$28,153	$29,041	$29,113	$30,615	$32,159	$32,161	$33,667	$33,805	10.4	0.4

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Short-term and other investments includes derivatives, cash and cash equivalents and other instruments.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$60	$59	$53	$47	$51	$51	$54	$52	10.6%	(3.7)%
Passive	2,152	2,287	2,161	2,466	2,661	2,708	2,923	2,955	19.8	1.1
Total Equity	2,212	2,346	2,214	2,513	2,712	2,759	2,977	3,007	19.7	1.0
Fixed-Income:
Active	85	84	80	71	27	28	30	31	(56.3)	3.3
Passive	490	505	506	538	551	555	593	585	8.7	(1.3)
Total Fixed-Income	575	589	586	609	578	583	623	616	1.1	(1.1)
Cash(1)	375	390	434	467	481	483	543	518	10.9	(4.6)
Multi-Asset-Class Solutions:
Active	28	25	20	21	23	22	23	23	9.5	—
Passive	203	220	222	289	312	327	352	351	21.5	(0.3)
Total Multi-Asset-Class Solutions	231	245	242	310	335	349	375	374	20.6	(0.3)
Alternative Investments(2):
Active	35	36	21	11	11	10	10	10	(9.1)	—
Passive(3)	185	181	175	192	182	185	204	190	(1.0)	(6.9)
Total Alternative Investments	220	217	196	203	193	195	214	200	(1.5)	(6.5)
Total Assets Under Management	$3,613	$3,787	$3,672	$4,102	$4,299	$4,369	$4,732	$4,715	14.9	(0.4)
By Geographic Location(4):
Americas	$2,648	$2,784	$2,702	$3,028	$3,154	$3,195	$3,448	$3,468	14.5	0.6
Europe/Middle East/Africa	516	544	519	577	635	665	728	713	23.6	(2.1)
Asia-Pacific	449	459	451	497	510	509	556	534	7.4	(4.0)
Total Assets Under Management	$3,613	$3,787	$3,672	$4,102	$4,299	$4,369	$4,732	$4,715	14.9	(0.4)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(3) AUM for passive alternative investments has been revised from prior presentations.
(4) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$73	$70	$66	$73	$74	$77	$91	$90	23.3%	(1.1)%
Equity	841	919	886	1,038	1,131	1,157	1,253	1,310	26.2	4.5
Fixed-Income	141	142	142	156	155	159	171	177	13.5	3.5
Multi-Asset	1	1	1	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,056	$1,132	$1,095	$1,268	$1,361	$1,394	$1,516	$1,578	24.4	4.1

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing					% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	4Q23	q23	3Q24	4Q24		4Q24 vs. 4Q23	4Q24 vs. 3Q24		4Q23		3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24		4Q23	3Q24		4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	4Q23	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
Servicing fees	$1,212		$1,266	$1,283		5.9%	1.3%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,212	$1,266	$1,283	5.9%	1.3%
Management fees	—		—	—		—	—		479		527	576	20.3	9.3		—	—		—	—	—	479	527	576	20.3	9.3
Foreign exchange trading services	265		312	324		22.3	3.8		42		47	36	(14.3)	(23.4)		—	15		—	—	nm	307	374	360	17.3	(3.7)
Securities finance	92		111	113		22.8	1.8		5		5	5	—	—		—	—		—	—	—	97	116	118	21.6	1.7
Software and processing fees	237		208	259		9.3	24.5		—		—	—	—	—		—	—		—	—	—	237	208	259	9.3	24.5
Other fee revenue	21		48	61		nm	27.1		12		11	5	(58.3)	(54.5)		—	66		—	—	nm	33	125	66	nm	(47.2)
Total fee revenue	1,827		1,945	2,040		11.7	4.9		538		590	622	15.6	5.4		—	81		—	—	nm	2,365	2,616	2,662	12.6	1.8
Net interest income	671		716	743		10.7	3.8		7		7	6	(14.3)	(14.3)		—	—		—	—	—	678	723	749	10.5	3.6
Total other income	—		1	1		—	—		—		—	—	—	—		—	(81)		—	—	nm	—	(80)	1	—	nm
Total revenue	2,498		2,662	2,784		11.4	4.6		545		597	628	15.2	5.2		—	—		—	—	—	3,043	3,259	3,412	12.1	4.7
Provision for credit losses	20		26	12		(40.0)	(53.8)		—		—	—	—	—		—	—		—	—	—	20	26	12	(40.0)	(53.8)
Total expenses	1,787		1,891	1,952		9.2	3.2		414		417	430	3.9	3.1		621	—		58	(90.7)	nm	2,822	2,308	2,440	(13.5)	5.7
Income before income tax expense	$691		$745	$820		18.7	10.1		$131		$180	$198	51.1	10.0		$(621)	$—		$(58)	(90.7)	—	$201	$925	$960	nm	3.8
Pre-tax margin	27.7%		28.0%	29.5%		1.8%	1.5%	pts	24.0%		30.2%	31.5%	7.5%	1.3%	pts							6.6%	28.4%	28.1%	21.5%	(0.3)%	pts

	Year Ended December 31,
	Investment Servicing			% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2023		2024	YTD2024 vs. YTD2023		2023	2024		YTD2024 vs. YTD2023		2023	2024	YTD2024 vs. YTD2023	2023		2024	YTD2024 vs. YTD2023
Servicing fees	$4,922		$5,016	1.9%		$—	$—		—%		$—	$—	—%	$4,922		$5,016	1.9%
Management fees	—		—	—		1,876	2,124		13.2		—	—	—	1,876		2,124	13.2
Foreign exchange trading services	1,140		1,248	9.5		125	138		10.4		—	15	nm	1,265		1,401	10.8
Securities finance	402		415	3.2		24	23		(4.2)		—	—	—	426		438	2.8
Software and processing fees	811		888	9.5		—	—		—		—	—	—	811		888	9.5
Other fee revenue	145		188	29.7		35	35		—		—	66	nm	180		289	60.6
Total fee revenue	7,420		7,755	4.5		2,060	2,320		12.6		—	81	nm	9,480		10,156	7.1
Net interest income	2,740		2,899	5.8		19	24		26.3		—	—	—	2,759		2,923	5.9
Total other income	—		2	—		—	—		—		(294)	(81)	(72.4)	(294)		(79)	73.1
Total revenue	10,160		10,656	4.9		2,079	2,344		12.7		(294)	—	nm	11,945		13,000	8.8
Provision for loan losses	46		75	63.0		—	—		—		—	—	—	46		75	63.0
Total expenses	7,413		7,687	3.7		1,540	1,655		7.5		630	188	(70.2)	9,583		9,530	(0.6)
Income before income tax expense	$2,701		$2,894	7.1		$539	$689		27.8		$(924)	$(188)	(79.7)	$2,316		$3,395	46.6
Pre-tax margin	26.6%		27.2%	0.6%	pts	25.9%	29.4%		3.5%	pts			—	19.4%		26.1%	6.7%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)								Basel III Standardized Approach(2)
(Dollars in millions)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24
Ratios and Supporting Calculations:
Common equity tier 1 capital	$14,029	$13,496	$13,004	$12,971	$13,167	$13,346	$14,071	$13,799	$14,029	$13,496	$13,004	$12,971	$13,167	$13,346	$14,071	$13,799
Total risk-weighted assets	108,296	106,521	106,846	107,453	112,161	111,224	112,795	114,602	115,582	114,022	118,008	111,703	118,613	119,244	121,137	126,281
Common equity tier 1 risk-based capital ratio	13.0%	12.7%	12.2%	12.1%	11.7%	12.0%	12.5%	12.0%	12.1%	11.8%	11.0%	11.6%	11.1%	11.2%	11.6%	10.9%

Tier 1 capital	$16,005	$15,472	$14,980	$14,947	$15,635	$15,814	$16,887	$16,615	$16,005	$15,472	$14,980	$14,947	$15,635	$15,814	$16,887	$16,615
Tier 1 risk-based capital ratio	14.8%	14.5%	14.0%	13.9%	13.9%	14.2%	15.0%	14.5%	13.8%	13.6%	12.7%	13.4%	13.2%	13.3%	13.9%	13.2%

Total capital	$17,374	$16,854	$16,357	$16,817	$17,504	$17,682	$18,754	$18,476	$17,535	$16,982	$16,488	$16,967	$17,650	$17,827	$18,925	$18,659
Total risk-based capital ratio	16.0%	15.8%	15.3%	15.7%	15.6%	15.9%	16.6%	16.1%	15.2%	14.9%	14.0%	15.2%	14.9%	15.0%	15.6%	14.8%

Tier 1 capital	$16,005	$15,472	$14,980	$14,947	$15,635	$15,814	$16,887	$16,615	$16,005	$15,472	$14,980	$14,947	$15,635	$15,814	$16,887	$16,615
Leverage exposure(3)	268,747	266,240	259,086	269,807	289,772	297,350	305,699	318,470	268,747	266,240	259,086	269,807	289,772	297,350	305,699	318,470
Tier 1 leverage ratio	6.0%	5.8%	5.8%	5.5%	5.4%	5.3%	5.5%	5.2%	6.0%	5.8%	5.8%	5.5%	5.4%	5.3%	5.5%	5.2%

On-and off-balance sheet leverage exposure	$244,049	$249,353	$246,948	$248,371	$249,668	$261,135	$273,809	$278,344	$244,049	$249,353	$246,948	$248,371	$249,668	$261,135	$273,809	$278,344
Less: regulatory deductions	(8,745)	(8,732)	(8,641)	(8,852)	(8,798)	(8,948)	(8,941)	(8,711)	(8,745)	(8,732)	(8,641)	(8,852)	(8,798)	(8,948)	(8,941)	(8,711)
Total leverage exposure for SLR	235,304	240,621	238,307	239,519	240,870	252,187	264,868	269,633	235,304	240,621	238,307	239,519	240,870	252,187	264,868	269,633
Supplementary leverage ratio(4)	6.8%	6.4%	6.3%	6.2%	6.5%	6.3%	6.4%	6.2%	6.8%	6.4%	6.3%	6.2%	6.5%	6.3%	6.4%	6.2%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of December 31, 2024 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of December 31, 2024 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on average tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing annualized net income available to common shareholders for the relevant period by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are presented below.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24
Tangible common equity - period end:
Total shareholders' equity	$24,750	$24,204	$23,621	$23,799	$24,433	$24,762	$25,828	$25,326
Less:
Preferred stock	1,976	1,976	1,976	1,976	2,468	2,468	2,816	2,816
Common shareholders' equity	22,774	22,228	21,645	21,823	21,965	22,294	23,012	22,510
Less:
Goodwill	7,530	7,544	7,487	7,611	7,582	7,751	7,833	7,691
Other intangible assets	1,493	1,435	1,363	1,320	1,258	1,209	1,166	1,089
Plus related deferred tax liabilities	496	499	497	461	460	461	467	459
Tangible common shareholders' equity - Non-GAAP	$14,247	$13,748	$13,292	$13,353	$13,585	$13,795	$14,480	$14,189

Total common shares outstanding - period end (in thousands)	336,461	322,101	308,584	301,944	301,504	299,231	294,191	288,766
Book value per common share	$67.69	$69.01	$70.14	$72.27	$72.85	$74.50	$78.22	$77.95
Tangible book value per common share - Non-GAAP	42.34	42.68	43.07	44.22	45.06	46.10	49.22	49.14

	Quarters								Year-to-Date
(Dollars in millions, except where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	2023	2024
Tangible common equity - average:
Average common shareholders' equity	$22,875	$22,409	$21,750	$21,783	$21,850	$22,061	$22,691	$22,744	$22,201	$22,339
Less:
Average goodwill	7,505	7,536	7,540	7,561	7,589	7,750	7,798	7,745	7,536	7,721
Average other intangible assets	1,516	1,462	1,402	1,336	1,287	1,230	1,187	1,121	1,460	1,206
Plus related deferred tax liabilities	495	497	498	479	460	460	464	463	492	462
Average tangible common shareholders' equity - Non-GAAP	$14,349	$13,908	$13,306	$13,365	$13,434	$13,541	$14,170	$14,341	$13,697	$13,874

Net income available to common shareholders	$525	$726	$398	$172	$418	$655	$682	$728	$1,821	$2,483
Net income available to common shareholders, excluding notable items(1)	525	726	613	636	517	655	682	769	2,500	2,623

Return on average tangible common equity - Non-GAAP(2)	14.6%	20.9%	12.0%	5.1%	12.4%	19.3%	19.3%	20.3%	13.3%	17.9%
Return on average tangible common equity, excluding notable items - Non-GAAP(2)(3)	14.6	20.9	18.4	19.0	15.4	19.3	19.3	21.4	18.3	18.9

(1) Refer to Reconciliations of non-GAAP Financial Information pages for a reconciliation of net income available to common shareholders, excluding notable items.
(2) Beginning in the third quarter of 2024, quarterly annualized net income available to common shareholders is utilized in the quarterly ROTCE calculation as compared to year-to-date annualized net income available to common shareholders utilized in prior quarters. Prior quarterly periods have been revised to conform to the current presentation.

(3) Return on average tangible common equity, excluding notable items - non-GAAP is calculated by dividing annualized net income available to common shareholders, excluding notable items for the relevant period by average tangible common equity.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

Quarters									% Change				Year-to-Date		% Change
(Dollars in millions)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23		4Q24 vs. 3Q24		2023	2024	YTD2024 vs. YTD2023
Fee Revenue:
Total fee revenue, GAAP-basis	$2,335	$2,419	$2,361	$2,365	$2,422	$2,456	$2,616	$2,662	12.6%		1.8%		$9,480	$10,156	7.1%
Less: Notable items:
Foreign exchange trading services(1)	—	—	—	—	—	—	(15)	—	—		nm		—	(15)	nm
Other fee revenue(2)	—	—	—	—	—	—	(66)	—	—		nm		—	(66)	nm
Total fee revenue, excluding notable items	$2,335	$2,419	$2,361	$2,365	$2,422	$2,456	$2,535	$2,662	12.6		5.0		$9,480	$10,075	6.3

Total Revenue:
Total revenue, GAAP-basis	$3,101	$3,110	$2,691	$3,043	$3,138	$3,191	$3,259	$3,412	12.1%		4.7%		$11,945	$13,000	8.8%
Less: Notable items:
Foreign exchange trading services(1)	—	—	—	—	—	—	(15)	—	—		nm		—	(15)	nm
Other fee revenue(2)	—	—	—	—	—	—	(66)	—	—		nm		—	(66)	nm
(Gains) losses related to investment securities, net(3)	—	—	294	—	—	—	81	—	—		nm		294	81	(72.4)
Total revenue, excluding notable items	$3,101	$3,110	$2,985	$3,043	$3,138	$3,191	$3,259	$3,412	12.1		4.7		$12,239	$13,000	6.2

Expenses:
Total expenses, GAAP-basis	$2,369	$2,212	$2,180	$2,822	$2,513	$2,269	$2,308	$2,440	(13.5)%		5.7%		$9,583	$9,530	(0.6)%
Less: Notable items:
Acquisition and restructuring costs(4)	—	—	—	15	—	—	—	—	nm		—		15	—	nm
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	(79)	nm		nm		—	(79)	nm
Repositioning charges(6)	—	—	—	(203)	—	—	—	2	nm		nm		(203)	2	nm
FDIC special assessment(7)	—	—	—	(387)	(130)	—	—	31	nm		nm		(387)	(99)	nm
Other notable items(8)	—	—	—	(45)	—	—	—	(12)	(73.3)		nm		(45)	(12)	(73.3)
Total expenses, excluding notable items	2,369	2,212	2,180	2,202	2,383	2,269	2,308	2,382	8.2		3.2		8,963	9,342	4.2
Seasonal expenses	(181)	—	—	—	(162)	—	—	—	—		—		(181)	(162)	(10.5)
Total expenses, excluding notable items and seasonal expenses	$2,188	$2,212	$2,180	$2,202	$2,221	$2,269	$2,308	$2,382	8.2		3.2		$8,782	$9,180	4.5

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,335	$2,419	$2,361	$2,365	$2,422	$2,456	$2,616	$2,662	12.56%		1.76%		$9,480	$10,156	7.13%
Total expenses, GAAP-basis	2,369	2,212	2,180	2,822	2,513	2,269	2,308	2,440	(13.54)		5.72		9,583	9,530	(0.55)
Fee operating leverage, GAAP-basis(9)									26.10%	pts	(3.96)%	pts			7.68%	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,335	$2,419	$2,361	$2,365	$2,422	$2,456	$2,535	$2,662	12.56%		5.01%		$9,480	$10,075	6.28%
Total expenses, excluding notable items (as reconciled above)	2,369	2,212	2,180	2,202	2,383	2,269	2,308	2,382	8.17		3.21		8,963	9,342	4.23
Fee operating leverage, excluding notable items(10)									4.39%	pts	1.80%	pts			2.05%	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,101	$3,110	$2,691	$3,043	$3,138	$3,191	$3,259	$3,412	12.13%		4.69%		$11,945	$13,000	8.83%
Total expenses, GAAP-basis	2,369	2,212	2,180	2,822	2,513	2,269	2,308	2,440	(13.54)		5.72		9,583	9,530	(0.55)
Operating leverage, GAAP-basis(11)									25.67%	pts	(1.03)%	pts			9.38%	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,101	$3,110	$2,985	$3,043	$3,138	$3,191	$3,259	$3,412	12.13%		4.69%		$12,239	$13,000	6.22%
Total expenses, excluding notable items (as reconciled above)	2,369	2,212	2,180	2,202	2,383	2,269	2,308	2,382	8.17		3.21		8,963	9,342	4.23
Operating leverage, excluding notable items(12)									3.96%	pts	1.48%	pts			1.99%	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

Quarters									% Change		Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	2023	2024	YTD2024 vs. YTD2023
Income before income tax expense:
Income before income tax expense GAAP-basis	$688	$916	$511	$201	$598	$912	$925	$960	nm	3.8%	$2,316	$3,395	46.6%
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(15)	—			—	(15)
Other fee revenue(2)	—	—	—	—	—	—	(66)	—			—	(66)
(Gains) losses related to investment securities, net(3)	—	—	294	—	—	—	81	—			294	81
Acquisition and restructuring costs(4)	—	—	—	(15)	—	—	—	—			(15)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	79			—	79
Repositioning charges(6)	—	—	—	203	—	—	—	(2)			203	(2)
FDIC special assessment(7)	—	—	—	387	130	—	—	(31)			387	99
Other notable items(8)	—	—	—	45	—	—	—	12			45	12
Income before income tax expense, excluding notable items	$688	$916	$805	$821	$728	$912	$925	$1,018	24.0	10.1	$3,230	$3,583	10.9

Net Income:
Net Income GAAP-basis	$549	$763	$422	$210	$463	$711	$730	$783	nm	7.3%	$1,944	$2,687	38.2%
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(15)	—			—	(15)
Other fee revenue(2)	—	—	—	—	—	—	(66)	—			—	(66)
(Gains) losses related to investment securities, net(3)	—	—	294	—	—	—	81	—			294	81
Acquisition and restructuring costs(4)	—	—	—	(15)	—	—	—	—			(15)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	79			—	79
Repositioning charges(6)	—	—	—	203	—	—	—	(2)			203	(2)
FDIC special assessment(7)	—	—	—	387	130	—	—	(31)			387	99
Other notable items(8)	—	—	—	45	—	—	—	12			45	12
Tax impact of notable items	—	—	(79)	(156)	(31)	—	—	(17)			(235)	(48)
Net Income, excluding notable items	$549	$763	$637	$674	$562	$711	$730	$824	22.3	12.9	$2,623	$2,827	7.8

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$525	$726	$398	$172	$418	$655	$682	$728	nm	6.7%	$1,821	$2,483	36.4%
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(15)	—			—	(15)
Other fee revenue(2)	—	—	—	—	—	—	(66)	—			—	(66)
(Gains) losses related to investment securities, net(3)	—	—	294	—	—	—	81	—			294	81
Acquisition and restructuring costs(4)	—	—	—	(15)	—	—	—	—			(15)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	79			—	79
Repositioning charges(6)	—	—	—	203	—	—	—	(2)			203	(2)
FDIC special assessment(7)	—	—	—	387	130	—	—	(31)			387	99
Other notable items(8)	—	—	—	45	—	—	—	12			45	12
Tax impact of notable items	—	—	(79)	(156)	(31)	—	—	(17)			(235)	(48)
Net Income Available to Common Shareholders, excluding notable items	$525	$726	$613	$636	$517	$655	$682	$769	20.9	12.8	$2,500	$2,623	4.9

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.52	$2.17	$1.25	$0.55	$1.37	$2.15	$2.26	$2.46	nm	8.8%	$5.58	$8.21	47.1%
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(0.04)	—			—	(0.04)
Other fee revenue(2)	—	—	—	—	—	—	(0.16)	—			—	(0.16)
(Gains) losses related to investment securities, net(3)	—	—	0.68	—	—	—	0.20	—			0.66	0.20
Acquisition and restructuring costs(4)	—	—	—	(0.04)	—	—	—	—			(0.03)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	0.20			—	0.19
Repositioning charges(6)	—	—	—	0.50	—	—	—	(0.01)			0.47	—
FDIC special assessment(7)	—	—	—	0.94	0.32	—	—	(0.08)			0.89	0.24
Other notable items(8)	—	—	—	0.09	—	—	—	0.03			0.09	0.03
Diluted earnings per share, excluding notable items	$1.52	$2.17	$1.93	$2.04	$1.69	$2.15	$2.26	$2.60	27.5%	15.0%	$7.66	$8.67	13.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24	4Q24	4Q24 vs. 4Q23		4Q24 vs. 3Q24		2023	2024	YTD2024 vs. YTD2023
Pre-tax Margin:
Pre-tax margin, GAAP-basis	22.2%	29.5%	19.0%	6.6%	19.1%	28.6%	28.4%	28.1%	21.5%	pts	(0.3)%	pts	19.4%	26.1%	6.7%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(0.3)	—					—	(0.1)
Other fee revenue(2)	—	—	—	—	—	—	(1.1)	—					—	(0.5)
(Gains) losses related to investment securities, net(3)	—	—	8.0	—	—	—	1.4	—					2.3	0.6
Acquisition and restructuring costs(4)	—	—	—	(0.5)	—	—	—	—					(0.1)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	2.3					—	0.6
Repositioning charges(6)	—	—	—	6.7	—	—	—	(0.1)					1.6	—
FDIC special assessment(7)	—	—	—	12.7	4.1	—	—	(0.9)					3.0	0.8
Other notable items(8)	—	—	—	1.5	—	—	—	0.4					0.2	0.1
Pre-tax margin, excluding notable items	22.2%	29.5%	27.0%	27.0%	23.2%	28.6%	28.4%	29.8%	2.8		1.4		26.4%	27.6%	1.2

Return on Average Common Equity:
Return on average common equity, GAAP-basis	9.3%	13.0%	7.3%	3.1%	7.7%	11.9%	12.0%	12.7%	9.6%	pts	0.7%	pts	8.2%	11.1%	2.9%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	(0.3)	—					—	(0.1)
Other fee revenue(2)	—	—	—	—	—	—	(1.1)	—					—	(0.2)
(Gains) losses related to investment securities, net(3)	—	—	5.4	—	—	—	1.4	—					1.3	0.3
Acquisition and restructuring costs(4)	—	—	—	(0.3)	—	—	—	—					(0.1)	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	1.5					—	0.3
Repositioning charges(6)	—	—	—	3.7	—	—	—	—					0.9	—
FDIC special assessment(7)	—	—	—	7.0	2.4	—	—	(0.6)					1.7	0.4
Other notable items(8)	—	—	—	0.9	—	—	—	0.2					—	0.05
Tax impact of notable items	—	—	(1.5)	(2.8)	(0.6)	—	—	(0.3)					(1.0)	(0.2)
Return on average common equity, excluding notable items	9.3%	13.0%	11.2%	11.6%	9.5%	11.9%	12.0%	13.5%	1.9		1.5		11.3%	11.7%	0.4

Effective Tax Rate:
Effective tax rate, GAAP-basis	20.2%	16.7%	17.4%	(4.4)%	22.5%	22.1%	21.1%	18.4%	22.8%	pts	(2.7)%	pts	16.1%	20.8%	4.7%	pts
Less: Notable items
Foreign exchange trading services(1)	—	—	—	—	—	—	—	—					—	—
Other fee revenue(2)	—	—	—	—	—	—	(0.1)	—					—	(0.1)
(Gains) losses related to investment securities, net(3)	—	—	3.5	—	—	—	0.1	—					0.9	0.1
Acquisition and restructuring costs(4)	—	—	—	(0.5)	—	—	—	—					—	—
Deferred compensation expense acceleration(5)	—	—	—	—	—	—	—	0.7					—	0.1
Repositioning charges(6)	—	—	—	7.3	—	—	—	—					0.6	—
FDIC special assessment(7)	—	—	—	13.9	0.3	—	—	(0.3)					1.1	0.2
Other notable items(8)	—	—	—	1.6	—	—	—	0.1					0.1	—
Effective tax rate, excluding notable items	20.2%	16.7%	20.9%	17.9%	22.8%	22.1%	21.1%	18.9%	1.0		(2.2)		18.8%	21.1%	2.3

(1) Amount in 2024 consists of a $15 million revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Amount in 2024 consists of a $66 million gain on sale of equity investment, which is reflected in other fee revenue.
(3) In 2024 and 2023, loss on the sale of investment securities of $81 million and $294 million, respectively, related to the repositioning of the investment portfolio, which is reflected in other income.

(4) Acquisition and restructuring costs related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(5) Deferred compensation expense acceleration of $79 million in 2024 related to prior period incentive compensation awards to align State Street's deferred pay mix with peers.
(6) Amount in 2024 includes a $15 million release related to compensation and employee benefits, partially offset by $13 million related to occupancy costs associated with real estate footprint and the amount in 2023 includes $182 million of compensation and benefits expenses related to workforce rationalization, and $21 million of occupancy charges related to real estate footprint optimization.

(7) Amounts in 2024 and 2023 related to the FDIC special assessment and subsequent true-up reflected in other expenses.
(8) The amount in 2024 includes a $12 million charge reflected in other expenses, associated with operating model changes and the amount in 2023 includes charges of $41 million in information systems and communications and $4 million, net, in other expenses, primarily associated with operating model changes.

(9) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(10) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(11) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(12) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2020	2021	2022	2023	2024
Total revenue:
Total revenue, GAAP-basis	$11,703	$12,027	$12,148	$11,945	$13,000
Less: Fees revenue	—	—	(23)	—	(15)
Less: Total other income	—	(111)	—	—	(66)
Add: (Gains) losses related to investment securities, net	—	—	—	294	81
Total revenue, excluding notable items	11,703	11,916	12,125	12,239	13,000

Provision for credit losses	88	(33)	20	46	75
Total expenses:
Total expenses, GAAP-basis	8,716	8,889	8,801	9,583	9,530
Less: Notable expense items:
Acquisition and restructuring costs	(50)	(65)	(65)	15	—
Deferred compensation expense acceleration	—	(147)	—	—	(79)
Legal and other	9	(18)	—	—	—
Repositioning (charges) / release	(133)	3	(70)	(203)	2
FDIC special assessment	—	—	—	(387)	(99)
Other notable items	—	—	—	(45)	(12)
Total expenses, excluding notable items	8,542	8,662	8,666	8,963	9,342
Income before income tax expense, excluding notable items	$3,073	$3,287	$3,439	$3,230	$3,583

Income before income tax expense, GAAP-basis	$2,899	$3,171	$3,327	$2,316	$3,395

Pre-tax margin, excluding notable items	26.3%	27.6%	28.4%	26.4%	27.6%
Pre-tax margin, GAAP-basis	24.8	26.4	27.4	19.4	26.1

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q23	3Q24	4Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24	4Q24 vs. 4Q23	4Q24 vs. 3Q24
GAAP-Basis Results:
Fee revenue:
Back office services	$1,128	$1,167	$1,184	$(1)	$(9)	$1,185	$1,193	5.1%	2.2%
Middle office services	84	99	99	—	(1)	99	100	17.9	1.0
Servicing fees	1,212	1,266	1,283	(1)	(10)	1,284	1,293	5.9	2.1
Management fees	479	527	576	—	(2)	576	578	20.3	9.7
Foreign exchange trading services	307	374	360	—	—	360	360	17.3	(3.7)
Securities finance	97	116	118	—	—	118	118	21.6	1.7
Front office software and data	179	146	197	1	—	196	197	9.5	34.9
Lending related and other fees	58	62	62	—	—	62	62	6.9	—
Software and processing fees	237	208	259	1	—	258	259	8.9	24.5
Other fee revenue	33	125	66	—	—	66	66	nm	(47.2)
Total fee revenue	2,365	2,616	2,662	—	(12)	2,662	2,674	12.6	2.2
Net interest income	678	723	749	(2)	(10)	751	759	10.8	5.0
Total other income	—	(80)	1	—	—	1	1	nm	nm
Total revenue	$3,043	$3,259	$3,412	$(2)	$(22)	$3,414	$3,434	12.2	5.4

Expenses:
Compensation and employee benefits	$1,247	$1,134	$1,212	$1	$(11)	$1,211	$1,223	(2.9)	7.8
Information systems and communications	473	463	480	—	(1)	480	481	1.5	3.9
Transaction processing services	242	255	245	—	(1)	245	246	1.2	(3.5)
Occupancy	128	105	123	—	(1)	123	124	(3.9)	18.1
Acquisition and restructuring costs	(15)	—	—	—	—	—	—	nm	—
Amortization of other intangible assets	59	56	54	—	(1)	54	55	(8.5)	(1.8)
Other	688	295	326	—	(1)	326	327	(52.6)	10.8
Total expenses	$2,822	$2,308	$2,440	$1	$(16)	$2,439	$2,456	(13.6)	6.4

Total expenses, excluding notable items - Non-GAAP	$2,202	$2,308	$2,382	$1	$(16)	$2,381	$2,398	8.1	3.9
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,137	1,174	1,234	—	(5)	1,234	1,239	8.5	5.5

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2023	2024	YTD2024 vs. YTD2023	2024	YTD2024 vs. YTD2023
GAAP-Basis Results:
Fee revenue:
Back office services	$4,561	$4,633	$—	$4,633	1.6%
Middle office services	361	383	1	382	5.8
Servicing fees	4,922	5,016	1	5,015	1.9
Management fees	1,876	2,124	(2)	2,126	13.3
Foreign exchange trading services	1,265	1,401	—	1,401	10.8
Securities finance	426	438	—	438	2.8
Front office software and data	580	639	1	638	10.0
Lending related and other fees	231	249	—	249	7.8
Software and processing fees	811	888	1	887	9.4
Other fee revenue	180	289	—	289	60.6
Total fee revenue	9,480	10,156	—	10,156	7.1
Net interest income	2,759	2,923	(1)	2,924	6.0
Total other income	(294)	(79)	—	(79)	(73.1)
Total revenue	$11,945	$13,000	$(1)	$13,001	8.8

Expenses:
Compensation and employee benefits	$4,744	$4,697	$9	$4,688	(1.2)
Information systems and communications	1,703	1,829	—	1,829	7.4
Transaction processing services	957	998	1	997	4.2
Occupancy	426	437	1	436	2.3
Acquisition and restructuring costs	(15)	—	—	—	nm
Amortization of other intangible assets	239	230	—	230	(3.8)
Other	1,529	1,339	—	1,339	(12.4)
Total expenses	$9,583	$9,530	$11	$9,519	(0.7)

Total expenses, excluding notable items - Non-GAAP	$8,963	$9,342	$11	$9,331	4.1
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	4,401	4,709	2	4,707	7.0

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,148 million in the fourth quarter of 2024, $1,134 million in the third quarter of 2024 and $1,065 million in the fourth quarter of 2023.

nm Denotes not meaningful